EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the GMO Trust Multi-Class Prospectus dated June 30, 2013, as revised February 13, 2014 (relating to thirty-five of the forty-one series of the Trust), filed with the Securities and Exchange Commission on February 13, 2014 (SEC Accession No. 0001193125-14-050449) pursuant to Rule 497(e) under the Securities Act of 1933, as amended.

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Schema Document

EX-101.CAL	XBRL Calculation Linkbase Document

EX.101.LAB	XBRL Labels Linkbase Document

EX-101.PRE	XBRL Presentation Linkbase Document

EX.101.DEF	XBRL Definition Linkbase Document